SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported):  July 24, 1996


                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                   1-815              51-0014090
    (State or Other Jurisdiction     (Commission       (I.R.S Employer
         of Incorporation)           File Number)     Identification No.)


                              1007 Market Street
                          Wilmington, Delaware  19898
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (302) 774-1000














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Item 5.  Other Events
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          In connection with Debt and/or Equity Securities that may be offered on a delayed or continuous basis under Registration Statements on Form S-3
(No. 33-53327, No. 33-61339 and No. 33-60069), we hereby file the following press release.



                                             Contact:  Kathleen H. Forte
                                                       (302) 773-4418



          WILMINGTON, Del., July 24 -- DuPont and The Seagram Company Ltd. today announced that DuPont has repurchased warrants to purchase 156 million shares of DuPont common stock for $500 million. These are all of the warrants which were issued to Seagram in April 1995 in connection with DuPont's redemption of 156 million shares of its stock from Seagram.




7/24/96










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                                  SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 E. I. DU PONT DE NEMOURS AND COMPANY
                                             (Registrant)




                                           /s/ D. B. Smith
                                 ------------------------------------
                                             D. B. Smith
                                         Assistant Controller




July 24, 1996

























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